UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC) 251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings

Participation Investors

Report for the Six Months Ended June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MPV, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS

July 31, 2020

We are pleased to present the June 30, 2020 Quarterly Report of Barings Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.20 per share, payable on August 14, 2020 to shareholders of record on August 3, 2020. The Trust paid a $0.20 per share dividend for the preceding quarter. The Trust earned $0.19 per share of net investment income for the second quarter of 2020, compared to $0.27 per share in the previous quarter. All of the income earned in the second quarter was recurring in nature, compared to earnings from the previous quarter of which $0.22 per share was recurring and $0.05 per share was related to non-recurring past due interest received.

As of June 30, 2020, the net assets of the Trust were $137,787,791 or $13.00 per share, compared to $137,864,088 or $13.00 per share on March 31, 2020. This translates to a 1.6% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 0.9%, 5.4%, 6.7%, 10.1% and 11.5% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 9.5% during the quarter, from $11.64 per share as of March 31, 2020 to $12.75 per share as of June 30, 2020. The Trust’s market price of $12.75 per share equates to a 1.9% discount to the June 30, 2020 net asset value per share of $13.00. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 8.1%, 6.7% and 8.5%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 25.4% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 3.7% and 9.7% for the quarter, respectively.

The Trust closed one new private placement investment and eight add-on investments to existing portfolio companies during the second quarter. The total amount invested by the Trust in these transactions was $2,870,543. Of note, the new private placement investment and add-on investments were floating rate term loans with one small equity co-investment.

Middle market merger and acquisition activity remained slow during the second quarter of 2020 as a result of economic stress and uncertainty caused by COVID-19 in March 2020. The lower M&A activity as well as increased need for internal portfolio company liquidity led to lower new investment activity compared to prior quarters. With fewer opportunities in the market, we anticipate a continued competitive environment. As always, we continue to be selective in our investment choices and maintain our underwriting discipline.

Due to COVID-19, the Trust’s current portfolio is experiencing an increased level of economic stress. During the second quarter, one mezzanine debt issuer deferred its quarterly interest payment and was placed on non-accrual. The new non-accrual investment represents less than $0.01 per share in quarterly income for the Trust. On a go-forward basis, we do anticipate a rise in non-accrual loans.

Realization activity slowed in the second quarter with one private investment exit during the quarter, which resulted in a favorable result. Based on COVID-19 and its underlying economic impact, we would anticipate realizations to remain slow as a result of lower M&A activity.

As has been mentioned in prior reports and investor communications, recurring investment income alone has generally not been sufficient to fully fund the current dividend rate, which has been supplemented by non-recurring income and earnings carry forwards. Recurring investment income has generally been below the dividend rate since 2013 due principally to the reduction in the number of higher yielding junior debt investment opportunities to replace prepayments and realizations in the portfolio, combined with generally lower investment returns available due to declining interest rates and market dynamics in recent years. To the extent the Trust’s portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on the Trust’s future net investment income, the fair value of its portfolio investments, its financial condition and the results of operations and financial condition of the Trust’s portfolio companies.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Christina Emery

President

(Continued)

Portfolio Composition as of 6/30/20*

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $123,621,587 )	$113,611,927
Corporate restricted securities at market value (Cost - $16,629,639 )	16,090,153
Corporate public securities at market value (Cost - $10,237,169 )	8,773,449
Short-term securities at amortized cost	1,999,383

Total investments (Cost - $152,487,778 )	140,474,912

Cash	11,837,174
Interest receivable	1,231,118
Receivable for investments sold	23,036
Other assets	13,806

Total assets	153,580,046

Liabilities:
Note payable	15,000,000
Investment advisory fee payable	310,023
Payable for investments purchased	190,742
Interest payable	27,267
Accrued expenses	264,223

Total liabilities	15,792,255

Commitments and Contingencies (See Note 8)

Total net assets	$137,787,791

Net Assets:
Common shares, par value $.01 per share	$106,017
Additional paid-in capital	142,250,117
Total distributable earnings	(4,568,343)

Total net assets	$137,787,791

Common shares issued and outstanding (14,787,750 authorized)	10,601,700

Net asset value per share	$13.00

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2020

(Unaudited)

Investment Income:
Interest	$6,084,926
Dividends	98,915
Other	46,506

Total investment income	6,230,347

Expenses:
Investment advisory fees	620,217
Interest	306,750
Trustees’ fees and expenses	240,000
Professional fees	147,130
Custodian fees	12,000
Other	92,650

Total expenses	1,418,747

Investment income - net	4,811,600

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	1,321,862
Income tax expense	(346,862)

Net realized gain on investments after taxes	975,454

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(12,188,596)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(12,188,596)

Net loss on investments	(11,213,142)

Net decrease in net assets resulting from operations	$(6,401,542)

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2020

(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$3,850,032
Purchases of portfolio securities	(21,049,474)
Proceeds from disposition of portfolio securities	17,261,208
Interest, dividends and other income received	5,455,010
Interest expense paid	(306,750)
Operating expenses paid	(983,068)
Income taxes paid	(760,247)

Net cash provided by operating activities	3,466,711

Cash flows from financing activities:
Cash dividends paid from net investment income	(4,978,892)
Receipts for shares issued on reinvestment of dividends	227,533

Net cash used for financing activities	(4,751,359)

Net decrease in cash	(1,284,648)
Cash - beginning of period	13,121,822

Cash - end of period	$11,837,174

Reconciliation of net decrease in net assets to net cash used for operating activities:

Net decrease in net assets resulting from operations	$(6,401,542)

Decrease in investments	10,152,160
Increase in interest receivable	(259,495)
Decrease in receivable for investments sold	81,587
Increase in other assets	(11,831)
Decrease in investment advisory fee payable	(18,662)
Increase in payable for investments purchased	190,742
Decrease in tax payable	(413,839)
Increase in accrued expenses	147,591

Total adjustments to net assets from operations	9,868,253

Net cash provided by operating activities	$3,466,711

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2020 (Unaudited)	For the year ended 12/31/2019
Increase / (decrease) in net assets:
Operations:
Investment income - net	$4,811,600	$10,575,402
Net realized gain on investments after taxes	975,454	769,899
Net change in unrealized appreciation (depreciation) of investments after taxes	(12,188,596)	6,464,660

Net (decrease) / increase in net assets resulting from operations	(6,401,542)	17,809,961

Increase from common shares issued on reinvestment of dividends
Common shares issued (2020 - 14,472; 2019 - 60,330)	227,533	933,680

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2020 - $0.20 per share; 2019 - $1.08 per share)	(2,120,340)	(11,410,602)

Total (decrease) / increase in net assets	(8,294,349)	7,333,039

Net assets, beginning of period	146,082,140	138,749,101

Net assets, end of period	$137,787,791	$146,082,140

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six months ended 6/30/2020	For the years ended December 31,
	(Unaudited)	2019	2018	2017	2016
Net asset value:
Beginning of period / year	$13.80	$13.18	$13.91	$13.15	$13.10

Net investment income (a)	0.45	1.00	1.03	1.09	1.00
Net realized and unrealized gain (loss) on investments	(1.06)	0.69	(0.68)	0.75	0.13

Total from investment operations	(0.61)	1.69	0.35	1.84	1.13

Dividends from net investment income to common shareholders	(0.20)	(1.08)	(1.08)	(1.08)	(1.08)
(Decrease) / Increase from dividends reinvested	0.01(b)	0.01(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)

Total dividends	(0.19)	(1.07)	(1.08)	(1.08)	(1.08)

Net asset value: End of period / year	$13.00	$13.80	$13.18	$13.91	$13.15

Per share market value: End of period /year	$12.75	$16.13	$15.05	$14.10	$14.20

Total investment return
Net asset value (c)	(4.34%)	13.21%	2.53%	14.29%	8.75%
Market value (c)	(19.63%)	14.72%	15.02%	7.21%	11.45%

Net assets (in millions):
End of period/year	$137.79	$146.08	$138.75	$145.48	$136.61
Ratio of total expenses to average net assets (d)	2.49%(e)	2.26%	2.76%	3.23%	2.26%
Ratio of operating expenses to average net assets	1.57%(e)	1.45%	1.56%	1.49%	1.35%
Ratio of interest expense to average net assets	0.43%(e)	0.42%	0.42%	0.43%	0.44%
Ratio of income tax expense to average net assets	0.49%(e)	0.39%	0.78%	1.31%	0.47%
Ratio of net investment income to average net assets	6.80%(e)	7.30%	7.47%	7.92%	7.45%
Portfolio turnover	12%	22%	48%	24%	31%
(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	Total expenses include income tax expense.
(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,186	$10,739	$10,250	$10,699	$10,107

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2020

(Unaudited)

Corporate Restricted Securities - 94.13%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 82.45%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicles ignition system.
9.32% Second Lien Term Loan due 08/21/2022 (LIBOR + 8.250%)	$1,725,000	12/21/17	$1,709,178	$1,679,780

1WorldSync, Inc.

A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
6.98% Term Loan due 6/24/2025 (LIBOR + 5.750%)	$1,716,209	07/01/19	1,687,291	1,631,750

Accelerate Learning

A provider of standards-based, digital science education content of K-12 schools.
5.57% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$974,753	12/19/18	960,230	893,014

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation

A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$1,916,416	**	1,904,858	1,916,416
Preferred Stock (B)	73 shs.	**	—	7,453
Preferred Stock Series A (B)	1,122 shs.	**	112,153	181,208
Preferred Stock Series V (B)	53 shs.	12/31/19	5,251	5,993
Common Stock (B)	363 shs.	**	363	19,831
Common Stock Series B (B)	44 shs.	**	—	2,406
* 03/27/15, 11/16/18, 07/1/19, 08/21/19 and 12/05/19.			2,022,625	2,133,307
** 03/27/15, 11/15/18 and 12/31/19.

Aftermath, Inc.

A provider of crime scene cleanup and biohazard remediation services.
8.00% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$1,246,848	04/09/19	1,224,527	1,186,132

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
6.32% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$1,290,823	09/06/19	$1,265,741	$1,225,798

AMS Holding LLC

A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	142,025

ASC Holdings, Inc.

A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$889,395	11/19/15	886,257	849,407
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	12,221
			997,357	861,628

ASPEQ Holdings

A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,205,566	11/08/19	1,189,429	1,154,923

Audio Precision

A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.92% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$1,773,000	10/30/18	1,747,392	1,654,695

Aurora Parts & Accessories LLC

A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$13,342	08/30/18	13,342	13,342
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,505,891	1,515,400
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	17,404
			1,728,833	1,755,536

Avantech Testing Services LLC

A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$6,777	07/31/14	6,650	—
Limited Liability Company Unit Class C Preferred (B)(F)	78,358 uts.	09/29/17	484,578	—
* 07/31/14 and 10/14/15.			491,228	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
9.58% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$1,725,000	08/02/18	$1,685,557	$1,485,498

BCC Software, Inc.

A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,929,914	*	1,906,969	1,952,836
Preferred Stock Series A (B)	27 shs.	*	272,162	272,200
Common Stock Class A (B)	783 shs.	*	861	629,198
* 10/11/17 and 01/28/19.			2,179,992	2,854,234

BDP International, Inc.

A provider of transportation and related services to the chemical and life sciences industries.
5.06% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$2,428,025	12/18/18	2,391,899	2,317,535

Beacon Pointe Advisors, LLC

An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.

6.44% Term Loan due 03/31/2026
Term Loan (LIBOR + 5.000%)	$998,409	03/31/20	612,908	612,385

BEI Precision Systems & Space Company, Inc.

A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,495,638	04/28/17	1,476,814	1,495,638
Limited Liability Company Unit (B)(F)	4,167 uts.	*	416,654	298,576
* 04/28/17 and 02/07/19.			1,893,468	1,794,214

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 12/31/2020	$75,070	10/12/12	75,063	56,303
Common Stock (B)	51,064 shs.	10/12/12	51,064	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	—
			146,343	56,303

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	2,956 shs.	06/30/15	$937,438	$15,563

Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$680,840	10/03/18	674,798	626,960

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
4.68% First Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$893,054	*	880,536	849,188
* 05/14/18 and 05/31/19.

Cadent, LLC

A provider of advertising solutions driven by data and technology.
6.25% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$1,004,432	09/04/18	997,991	960,129

CHG Alternative Education Holding Company

A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$822,426	01/19/11	822,106	822,426
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$220,043	08/03/12	219,948	215,495
Common Stock (B)	375 shs.	01/19/11	37,500	21,635
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	17,007
			1,108,804	1,076,563
Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	346,122

Claritas Holdings, Inc.

A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.00% Term Loan due 12/31/2023 (LIBOR +6.000%)	$1,595,483	12/20/18	1,567,785	1,518,911

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7.25% (1% PIK) Senior Subordinated Note due 11/30/2023 (LIBOR + 6.250%)	$1,725,000	01/09/20	$1,699,790	$1,646,965

Command Alkon

A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$1,706,994	04/23/20	1,657,170	1,680,266
Limited Liability Company Unit (F)	18 uts.	04/23/20	18,006	18,006
			1,675,176	1,698,272
Concept Machine Tool Sales, LLC

A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR +5.000%)	$626,836	01/30/20	615,342	575,855
Limited Liability Company Unit (F)	1,171 shs.	01/30/20	46,910	36,199
			662,252	612,054
CORA Health Services, Inc.

A provider of outpatient rehabilitation therapy services.
11.00% (1% PIK) Term Loan due 05/05/2025	$1,545,164	*	1,458,565	1,325,858
Preferred Stock Series A (B)	758 shs.	06/30/16	2,647	113,098
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	29,247
* 05/01/18 and 06/28/19.			1,465,003	1,468,203

Dart Buyer, Inc.

A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.32% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$1,712,554	04/01/19	1,400,689	1,351,809

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,403,759	1,278,529
Limited Liability Company Unit (B)(F)	368,799 uts.	*	368,928	18,289
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,772,687	1,296,818

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
4.18% Term Loan due 04/30/2024 (LIBOR + 4.250%)	$1,902,180	04/20/18	$1,877,899	$1,800,955

DPL Holding Corporation

A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	25 shs.	05/04/12	252,434	361,144
Common Stock (B)	25 shs.	05/04/12	28,048	—
			280,482	361,144
Dunn Paper

A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	1,709,161	1,633,076

Electronic Power Systems

A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
5.06% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$1,684,075	12/21/18	1,665,184	1,604,776
Common Stock (B)	52 shs.	12/28/18	52,176	94,803
			1,717,360	1,699,579
Elite Sportswear Holding, LLC

A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$1,588,640	10/14/16	1,568,694	—
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	—
			1,728,416	—
English Color & Supply LLC

A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,347,352	06/30/17	1,331,153	1,323,810
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	408,399
			1,728,848	1,732,209
E.S.P. Associates, P.A.

A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	229 uts.	04/04/18	228,955	275,569

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	$65,789 uts.	12/15/10	$56,457	$681,360
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	7,078	85,422
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	13,844	69,240
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	8,832	95,224
			86,211	931,246
GD Dental Services LLC

A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	—
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	—
gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$1,380,135	03/27/13	989,505	1,173,115
Preferred Stock (B)	295 shs.	03/29/19	295,276	342,306
Common Stock (B)	1,181 shs.	03/27/13	118,110	21,248
			1,402,891	1,536,669
GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.22% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$2,427,857	*	2,399,766	2,369,743
* 12/19/17 and 04/16/19.

GTI Holding Company

A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	1,046 shs.	*	104,636	140,464
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	53,312
* 02/05/14 and 11/22/17.			141,452	193,776

Handi Quilter Holding Company (Premier Needle Arts)

A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	351,615
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			371,644	351,615

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$391,928	07/01/16	$388,848	$390,598
Common Stock (B)	150 shs.	07/01/16	149,500	297,231
			538,348	687,829
Hartland Controls Holding Corporation

A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 12/01/2023	$1,186,400	02/14/14	1,185,473	1,186,400
14% Senior Subordinated Note due 12/01/2023	$431,969	06/22/15	431,755	431,969
Common Stock (B)	821 shs.	02/14/14	822	209,487
			1,618,050	1,827,856
HHI Group, LLC

A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	244,351

Holley Performance Products

A provider of automotive aftermarket performance products.
5.76% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$2,428,025	10/24/18	2,400,237	2,229,637

HOP Entertainment LLC

A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.

A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.50% Term Loan due 08/14/2026 (LIBOR + 5.500%)	$1,605,487	08/16/19	1,577,833	1,544,202

IM Analytics Holdings, LLC

A provider of test and measurement equipment used for vibration, noise, and shock testing.
7.57% Term Loan due 11/22/2023 (LIBOR + 6.500%)	$1,063,250	11/21/19	1,054,211	908,550
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			1,054,211	908,550

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
6.74% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$905,753	02/05/20	$888,856	$830,617

K P I Holdings, Inc.

The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	—
Common Stock (B)	353 shs.	07/15/08	285,619	—
			285,619	—
LAC Acquisition LLC

A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.06% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$1,728,180	10/01/18	1,301,484	1,237,790
Limited Liability Company Unit Class A (F)	22,222 uts.	10/01/18	22,222	24,907
			1,323,706	1,262,697
Manhattan Beachwear Holding Company

A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—
Master Cutlery LLC

A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/31/2020 (D)	$868,102	04/17/15	867,529	—
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,545,858	—
Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration and other condition indicators and monitors for in-transit and storage applications.
6.75% First Out Term Loan due 11/22/2025 (LIBOR + 5.750%)	$370,880	11/25/19	364,204	344,494

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$1,140,295	09/30/14	$1,133,062	$285,074
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$306,338	02/28/18	303,093	76,584
Preferred Stock Series A (B)	30,926 shs.	07/25/19	12,412	—
Common Stock Class B (B)	259,252 shs.	*	244,163	—
* 09/30/14 and 02/28/18.			1,692,730	361,658

MeTEOR Education LLC

A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$915,819	03/09/18	904,709	909,966
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	80,479
			1,087,873	990,445
Motion Controls Holdings

A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	51,998
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	4,715
			—	56,713
New Mountain Learning, LLC

A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.00% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$1,655,030	03/15/18	1,632,713	1,602,962
7.00% Super Priority Delayed Draw Term Loan (LIBOR + 6.000% Cash & 2.000% PIK)	$432,615	11/10/14	289,070	289,070
			1,921,783	1,892,032
Options Technology Ltd

A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
4.81% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$1,607,794	12/23/19	1,242,189	1,195,746

PANOS Brands LLC

A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,761,392	1,764,546
Common Stock Class B (B)	380,545 shs.	*	380,545	373,209
* 01/29/16 and 02/17/17.			2,141,937	2,137,755

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.32% Term Loan due 03/06/2025 (LIBOR + 5.250%)	$848,126	03/06/19	$834,696	$785,604

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.25% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$1,894,364	11/14/17	1,864,723	1,829,791

Petroplex Inv Holdings LLC

A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	174,669	19,112
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$1,069,985	07/31/14	1,064,183	802,489
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	802,489

PPC Event Services

A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023 (D)	$1,333,513	11/20/14	1,233,372	—
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	—
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	—
			1,448,291	—
ReelCraft Industries, Inc.

A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	184,688	490,014

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
8.43% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,684,390	1,591,454

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
5.06% Term Loan due 06/22/2024 (G) (LIBOR + 4.750% Cash & 2.750% PIK)	$2,461,942	07/30/18	$2,420,652	$1,962,069

ROI Solutions

Call center outsourcing and end user engagement services provider.
6.09% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$1,622,911	07/31/18	633,116	581,401

Ruffalo Noel Levitz

A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$1,244,939	01/08/19	1,234,417	1,213,293

Sandvine Corporation

A provider of active network intelligence solutions.
8.18% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,690,834	1,588,464

Sara Lee Frozen Foods

A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,510,289	07/27/18	1,485,636	1,398,821

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2024 (LIBOR + 4.750%)	$660,811	06/27/19	655,537	635,115

Soliant Holdings, LLC

A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.50% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$1,015,879	12/27/19	997,016	967,803

Specified Air Solutions

A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$1,234,249	12/19/18	1,224,929	1,246,592
Limited Liability Company Unit	531,730 uts.	02/20/19	539,795	1,364,097
			1,764,724	2,610,689

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%)	1,651,981	12/23/19	$1,176,460	$1,129,843

SR Smith LLC

A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$1,084,565	*	1,078,968	967,632
Limited Liability Company Unit Series A	1,072 uts.	*	1,060,968	1,727,562
* 03/27/17 and 08/07/18.			2,139,936	2,695,194

Strahman Holdings Inc.

A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	322,028
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	53,770
			188,961	375,798
Sunrise Windows Holding Company

A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$2,211,310	*	1,358,229	1,769,048
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	1,769,048

Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024 (D)	$1,393,644	07/31/15	1,385,865	1,323,962
Common Stock (B)	68 shs.	*	104,986	93,316
* 07/31/15 and 11/08/17.			1,490,851	1,417,278

The Hilb Group, LLC

An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$1,519,017	12/02/19	1,211,314	1,167,767

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,383,617	11/30/17	$1,383,616	$1,397,453
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	3,172	7,153
			1,386,788	1,404,606
Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
4.94% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$1,560,620	02/13/20	754,040	703,540

Trident Maritime Systems

A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
5.67% Term Loan due 06/04/2024 (LIBOR + 5.500%)	$2,339,897	05/14/18	2,305,751	2,212,801

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 12/31/2020	$1,204,904	01/23/15	1,204,024	1,084,414

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,717,481	12/13/19	1,464,329	1,387,996

Trystar, Inc.

A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.82% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$2,014,150	09/28/18	1,991,275	1,949,270
Limited Liability Company Unit (B)(F)	47 uts.	09/28/18	46,562	63,617
			2,037,837	2,012,887
U.S. Legal Support, Inc.

A provider of court reporting, record retrieval and other legal supplemental services.
6.82% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,116,196	*	2,082,922	1,937,647
* 11/29/18 and 03/25/19.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$2,447,446	*	$2,404,876	$2,209,678
* 01/04/19 and 10/01/19.

U.S. Retirement and Benefit Partners, Inc.

A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
9.75% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$1,607,700	03/05/18	1,583,853	1,502,470

UBEO, LLC

A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$1,558,661	11/05/18	1,535,147	1,399,107

Velocity Technology Solutions, Inc.

A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.45% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,052,750	12/07/17	2,040,980	1,970,715

VP Holding Company

A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
6.57% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,427,343	05/17/18	2,389,789	2,266,906

Westminster Acquisition LLC

A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$470,880	08/03/15	469,614	117,720
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	—
			839,855	117,720
Whitebridge Pet Brands Holdings, LLC

A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	162,222
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	62,033
			148,096	224,255

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	$62,177	$148,553

World 50, Inc.

A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,224,775	01/09/20	1,196,570	1,178,453

WP Supply Holding Corporation

A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	1,500 shs.	11/03/11	150,000	126,155

York Wall Holding Company

A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	2,936 shs.	02/05/19	293,616	293,600
Common Stock (B)	2,046 shs.	*	200,418	92,900
* 03/04/15 and 02/07/18.			494,034	386,500

Total Private Placement Investments (E)			$123,621,587	$113,611,927

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 11.68%:

Bonds - 11.68%
Acrisure, LLC	7.000%	11/15/25	$757,000	$708,881	$723,881
Alliance Residential Company	7.500	05/01/25	259,000	266,610	174,178
Altice Financing S.A.	7.500	05/15/26	308,000	308,000	322,630
American Airlines Inc	11.750	07/15/25	500,000	495,002	473,595
Avantor Inc.	6.000	10/01/24	313,000	313,000	327,085
Boyne USA, Inc.	7.250	05/01/25	129,000	129,000	135,127
BWAY Holding Company	7.250	04/15/25	750,000	692,890	680,077
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	500,000	500,000	482,500
Cleveland-Cliffs Inc.	6.750	03/15/26	500,000	449,855	482,500
CommScope Finance LLC	8.250	03/01/27	500,000	476,116	513,850
CVR Partners, L.P.	9.250	06/15/23	363,000	358,440	355,740
Dominion Diamond (D)	7.125	11/01/22	500,000	279,489	5,125
Financial & Risk US Holdings, Inc.	6.250	05/15/26	116,000	116,000	122,960
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	480,188	478,750
First Quantum Minerals Ltd.	7.250	04/01/23	385,000	382,169	367,675
Gates Global LLC	6.250	01/15/26	600,000	533,140	589,500
Genesys Telecommunications Laboratories, Inc.	10.000	11/30/24	500,000	485,662	520,000
Golden Nugget, Inc.	8.750	10/01/25	500,000	442,444	282,500
Houghton Mifflin Harcourt	9.000	02/15/25	500,000	490,945	482,500
Jonah Energy LLC	7.250	10/15/25	385,000	339,686	47,163
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	511,000	516,338	515,737
New Gold Inc.	6.250	11/15/22	500,000	501,117	505,313
OPE KAG Finance Sub	7.875	07/31/23	385,000	393,414	338,800
Ortho Clinical Diagnostics, Inc.	7.250	02/01/28	245,000	223,492	249,038
Panther BF Aggregator 2 LP	8.500	05/15/27	100,000	92,590	100,495
Prime Security Services, LLC	6.250	01/15/28	885,000	772,217	834,112
Spirit AeroSystems, Inc.	7.500	04/15/25	500,000	493,936	493,125
Suncoke Energy	7.500	06/15/25	385,000	380,863	325,402
Terrier Media Buyer, Inc.	8.875	12/15/27	530,000	507,522	508,137
The Manitowoc Company, Inc.	9.000	04/01/26	863,000	857,594	854,370
TransDigm Group, Inc.	6.250	03/15/26	500,000	493,979	498,760
Trident TPI Holdings Inc.	9.250	08/01/24	500,000	486,719	512,500
Univision Communications Inc.	6.625	06/01/27	253,000	253,000	241,615
Veritas US, Inc.	10.500	02/01/24	750,000	667,183	671,250
Verscend Holding Corp.	9.750	08/15/26	482,000	512,106	517,837
VICI Properties, Inc.	4.625	12/01/29	750,000	621,288	731,250
VRX Escrow Corp.	6.125	04/15/25	140,000	140,000	141,998
Warrior Met Coal, Inc.	8.000	11/01/24	161,000	161,000	156,975
WESCO International, Inc.	7.125	06/15/25	152,000	152,000	160,076

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

WESCO International, Inc.	7.250%	06/15/28	$157,000	$155,764	$166,027

Total Bonds				16,629,639	16,090,153

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$16,629,639	$16,090,153

Total Corporate Restricted Securities				$140,251,226	$129,702,080

Corporate Public Securities - 6.37%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.15%
Almonde, Inc.	3.500%	4.500%	06/13/24	$356,179	$309,268	$310,524
BMC Software Finance, Inc.	4.250	4.428	06/26/25	492,500	488,800	464,797
Confie Seguros Holding II Co.	8.500	8.673	10/31/25	446,131	439,309	299,278
Edelman Financial Services	6.750	6.930	06/08/26	128,178	127,692	116,402
Envision Healthcare Corp.	3.750	3.928	10/10/25	498,734	324,989	325,424
Fieldwood Energy LLC (D)	7.250	—	04/01/22	977,612	949,869	5,866
Golden Nugget, Inc.	2.500	3.250	10/04/23	437,350	359,860	345,506
ION Trading Technologies Sarl	4.000	5.072	11/21/24	271,349	266,550	259,719
PS Logistics LLC	4.750	5.750	03/01/25	491,250	494,594	447,038
STS Operating, Inc.	8.000	9.000	04/25/26	500,000	505,000	372,500

Total Bank Loans					4,265,931	2,947,054

Bonds - 3.87%
Brunswick Corporation		7.125	08/01/27	500,000	502,962	586,897
Century Communities, Inc.		5.875	07/15/25	715,000	630,908	711,425
Clear Channel Worldwide Holdings, Inc.		9.250	02/15/24	139,000	132,608	128,936
Dish DBS Corporation		7.750	07/01/26	385,000	409,594	408,100
Genesis Energy LP		6.500	10/01/25	337,000	319,458	288,135
Hecla Mining Company		7.250	02/15/28	500,000	471,090	507,500
Hughes Satellite Systems Corporation		7.625	06/15/21	500,000	500,947	515,000
Jupiter Resources Inc.		13.000	02/05/24	50,428	50,428	45,385
Laredo Petroleum, Inc.		10.125	01/15/28	500,000	391,358	345,000
PBF Holding Company LLC		7.250	06/15/25	385,000	395,014	349,388
Targa Resources Partners LP		4.250	11/15/23	600,000	518,200	573,000
Triumph Group, Inc.		7.750	08/15/25	500,000	503,376	375,625
United Rentals (North America), Inc.		4.625	10/15/25	500,000	444,856	502,500

Total Bonds					5,270,799	5,336,891

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Corporate Public Securities: (A) (Continued)			Principal Amount	Cost	Market Value

Common Stock - 0.02%
Jupiter Resources Inc.			$41,472	$200,439	$31,104

Total Common Stock				200,439	31,104

Preferred Stock - 0.33%
B. Riley Financial Inc.			20,000	500,000	458,400

Total Preferred Stock				500,000	458,400

Total Corporate Public Securities				$10,237,169	$8,773,449

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.45%
Daimler North America Corporation	0.270%	07/13/20	$1,000,000	$999,450	$999,450
Fidelity National Information Services, Inc.	0.270%	07/10/20	1,000,000	999,933	999,933

Total Short-Term Securities				$1,999,383	$1,999,383

Total Investments	101.95%			$152,487,778	$140,474,912

Other Assets	9.51				13,105,134
Liabilities	(11.46)				(15,792,255)

Total Net Assets	100.00%				$137,787,791
(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2020 the values of these securities amounted to $113,611,927 or 82.45% of net assets.
(F)	Held in PI Subsidiary Trust
(G)	PIK non-accrual

^ Effective yield at purchase

PIK - Payment-in-kind

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 7.17%
American Scaffold, Inc.	$1,225,798
BEI Precision Systems & Space Company, Inc.	1,794,214
Dart Buyer, Inc.	1,351,809
Spirit AeroSystems, Inc.	493,125
Sunvair Aerospace Group Inc.	1,417,278
TransDigm Group, Inc.	498,760
Trident Maritime Systems	2,212,801
Trident TPI Holdings Inc.	512,500
Triumph Group, Inc.	375,625
9,881,910

AIRLINES - 0.34%
American Airlines Inc	473,595

AUTOMOTIVE - 7.30%
Aurora Parts & Accessories LLC	1,755,536
BBB Industries LLC	1,485,498
Daimler North America Corporation	999,450
DPL Holding Corporation	361,144
English Color & Supply LLC	1,732,209
Holley Performance Products	2,229,637
Panther BF Aggregator 2 LP	100,495
Truck-Lite	1,387,996
10,051,965

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.85%
The Hilb Group, LLC	1,167,767

BUILDING MATERIALS - 1.89%
Happy Floors Acquisition, Inc.	687,829
Sunrise Windows Holding Company	1,769,048
Wolf-Gordon, Inc.	148,553
2,605,430

CABLE & SATELLITE - 0.37%
Hughes Satellite Systems Corporation	515,000

CHEMICALS - 1.21%
CVR Partners, L.P.	355,740
LBC Tank Terminals Holding Netherlands B.V.	515,737
Polytex Holdings LLC	802,489
1,673,966

Fair Value/ Market Value

CONSTRUCTION MACHINERY - 0.36%
United Rentals (North America), Inc.	$502,500

CONSUMER CYCLICAL SERVICES - 4.20%
Accelerate Learning	893,014
CHG Alternative Education Holding Company	1,076,563
MeTEOR Education LLC	990,445
PPC Event Services	—
Prime Security Services, LLC	834,112
PS Logistics LLC	447,038
ROI Solutions	581,401
Soliant Holdings, LLC	967,803
5,790,376

CONSUMER PRODUCTS - 3.65%
AMS Holding LLC	142,025
Blue Wave Products, Inc.	56,303
Elite Sportwear Holding, LLC	—
gloProfessional Holdings, Inc.	1,536,669
GTI Holding Company	193,776
Handi Quilter Holding Company	351,615
HHI Group, LLC	244,351
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
New Mountain Learning, LLC	1,892,032
Whitebridge Pet Brands Holdings, LLC	224,255
York Wall Holding Company	386,500
5,027,526

DIVERSIFIED MANUFACTURING - 8.19%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	931,246
Gates Global LLC	589,500
Hyperion Materials & Technologies, Inc.	1,544,202
K P I Holdings, Inc.	—
Motion Controls Holdings	56,713
Reelcraft Industries, Inc.	490,014
SR Smith LLC	2,695,194
Strahman Holdings Inc.	375,798
The Manitowoc Company, Inc.	854,370
Therma-Stor Holdings LLC	1,404,606
Trystar, Inc.	2,012,887
WESCO International, Inc.	326,103
11,280,633

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ELECTRIC - 1.23%
Electronic Power Systems	$1,699,579

FINANCIAL OTHER - 2.78%
Acrisure, LLC	723,881
Beacon Pointe Advisors, LLC	612,385
B. Riley Financial Inc.	458,400
Confie Seguros Holding II Co.	299,278
Edelman Financial Services	116,402
Financial & Risk US Holdings, Inc.	122,960
U.S. Retirement and Benefit Partners, Inc.	1,502,470
3,835,776

FOOD & BEVERAGE - 3.68%
Del Real LLC	1,296,818
PANOS Brands LLC	2,137,755
Sara Lee Frozen Foods	1,398,821
Westminster Acquisition LLC	117,720
WP Supply Holding Corporation	126,155
5,077,269

HEALTHCARE - 5.34%
Avantor Inc.	327,085
Cadence, Inc.	849,188
CORA Health Services, Inc.	1,468,203
Envision Healthcare Corp.	325,424
GD Dental Services LLC	—
LAC Acquisition LLC	1,262,697
Ortho Clinical Diagnostics, Inc.	249,038
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	2,209,678
Verscend Holding Corp.	517,837
VRX Escrow Corp.	141,998
7,351,148

HOME CONSTRUCTION - 0.52%
Century Communities, Inc.	711,425

INDEPENDENT - 0.34%
Fieldwood Energy LLC	5,866
Jonah Energy LLC	47,163
Jupiter Resources Inc.	76,489
Laredo Petroleum, Inc.	345,000
474,518

Fair Value/ Market Value
INDUSTRIAL OTHER - 11.76%
AFC - Dell Holding Corporation	$2,133,307
Aftermath, Inc.	1,186,132
ASPEQ Holdings	1,154,923
Brunswick Corporation	586,897
Concept Machine Tool Sales, LLC	612,054
E.S.P. Associates, P.A.	275,569
Hartland Controls Holding Corporation	1,827,856
IM Analytics Holdings, LLC	908,550
Industrial Service Solutions	830,617
Media Recovery, Inc.	344,494
PB Holdings LLC	785,604
Specified Air Solutions	2,610,689
STS Operating, Inc.	372,500
UBEO, LLC	1,399,107
World 50, Inc.	1,178,453
16,206,752

LODGING - 0.53%
VICI Properties, Inc.	731,250

MEDIA & ENTERTAINMENT - 3.40%
BlueSpire Holding, Inc.	15,563
Boyne USA, Inc.	135,127
Cadent, LLC	960,129
Clear Channel Worldwide Holdings, Inc.	128,936
Discovery Education, Inc.	1,800,955
Dish DBS Corporation	408,100
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	482,500
Terrier Media Buyer, Inc.	508,137
Univision Communications Inc.	241,615
4,681,062

METALS & MINING - 2.18%
Alliance Residential Company	174,178
Cleveland-Cliffs Inc.	482,500
Dominion Diamond	5,125
First Quantum Minerals Ltd.	846,425
Hecla Mining Company	507,500
New Gold Inc.	505,313
Suncoke Energy	325,402
Warrior Met Coal, Inc.	156,975
3,003,418

See Notes to Consolidated Financial Statements

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

MIDSTREAM - 0.63%
Genesis Energy LP	$288,135
Targa Resources Partners LP	573,000
861,135

OIL FIELD SERVICES - 0.01%
Avantech Testing Services LLC	—
Petroplex Inv Holdings LLC	19,112
19,112

PACKAGING - 1.57%
ASC Holdings, Inc.	861,628
Brown Machine LLC	626,960
BWAY Holding Company	680,077
2,168,665

PAPER - 1.19%
Dunn Paper	1,633,076

PHARMACEUTICALS - 0.25%
Clarion Brands Holding Corp.	346,122

REFINING - 1.65%
Calumet Specialty Products Partners, L.P.	482,500
MES Partners, Inc.	361,658
PBF Holding Company LLC	349,388
Tristar Global Energy Solutions, Inc.	1,084,414
2,277,960

RESTAURANTS - 0.46%
Golden Nugget, Inc.	345,506
Golden Nugget, Inc.	282,500
628,006

TECHNOLOGY - 22.33%
1A Smart Start, Inc.	1,679,780
1WorldSync, Inc.	1,631,750
Almonde, Inc.	310,524
Audio Precision	1,654,695

Industry Classification: (Continued)	Fair Value/ Market Value

BCC Software, Inc.	$2,854,234
BMC Software Finance, Inc.	464,797
Claritas Holdings, Inc.	1,518,911
Clubessential LLC	1,646,965
Command Alkon	1,698,272
CommScope Finance LLC	513,850
Fidelity National Information Services, Inc.	999,933
Genesys Telecommunications Laboratories, Inc.	520,000
GraphPad Software, Inc.	2,369,743
ION Trading Technologies Sarl	259,719
Options Technology Ltd	1,195,746
REVSpring, Inc.	1,591,454
Ruffalo Noel Levitz	1,213,293
Sandvine Corporation	1,588,464
Scaled Agile, Inc.	635,115
Springbrook Software	1,129,843
Transit Technologies LLC	703,540
U.S. Legal Support, Inc.	1,937,647
Velocity Technology Solutions, Inc.	1,970,715
Veritas US, Inc.	671,250
30,760,240

TELECOMMUNICATIONS - 0.24%
Altice Financing S.A.	322,630

TRANSPORTATION SERVICES - 6.33%
BDP International, Inc.	2,317,535
OPE KAG Finance Sub	338,800
Pegasus Transtech Corporation	1,829,791
Rock-it Cargo	1,962,069
VP Holding Company	2,266,906
8,715,101
Total Investments - 101.95% (Cost - $152,487,778)	$140,474,912

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the

Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $113,611,927 (82.45% of net assets) as of June 30, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$42,457,314	$—	$16,090,153	$26,367,161
Bank Loans	75,539,079	—	—	75,539,079
Common Stock - U.S.	2,402,969	—	—	2,402,969
Preferred Stock	2,513,806	—	—	2,513,806
Partnerships and LLCs	6,788,912	—	—	6,788,912
Public Securities
Bank Loans	2,947,054	—	2,947,054	—
Corporate Bonds	5,336,891	—	5,291,506	45,385
Common Stock - U.S.	31,104	—	31,104	—
Preferred Stock	458,400	—	458,400	—
Short-term Securities	1,999,383	—	1,999,383	—
Total	$140,474,912	$—	$26,817,600	$113,657,312
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$ 75,539,078	Discounted Cash Flows	Discount Rate	5.8% to 15.3%	8.5%

Corporate Bonds	$ 18,399,923	Discounted Cash Flows	Discount Rate	8.5% to 20.7%	12.1%

	$ 7,967,238	Market Approach	Valuation Multiple	4.9x to 9.8x	7.4x

			EBITDA	$0.0 million to $18.1 million	$7.9 million

Equity Securities**	$ 11,705,688	Market Approach	Valuation Multiple	4.9x to 16.7x	9.5x

			EBITDA	$0.0 million to $279.2 million	$38.5 million
*	Excludes Level 3 assets of $45,385 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2020
Restricted Securities
Corporate Bonds	$42,798,389	$(4,761,717)	$776,260	$(7,291,043)	$(5,154,728)	$—	$—	$26,367,161
Bank Loans	70,255,151	(3,343,062)	8,822,007	(333,652)	(475,229)	613,864	—	75,539,079
Common Stock - U.S.	3,993,481	(50,646)	—	(1,539,866)	—	—	—	2,402,969
Preferred Stock	2,836,867	(151,944)	—	(171,117)	—	—	—	2,513,806
Partnerships and LLCs	7,510,960	(745,424)	64,916	(41,540)	—	—	—	6,788,912
Public Securities
Bank Loans	1,168,841	(5,000)	—	(489,999)	—	—	(673,842)	—
Common Stock - U.S.	—	—	—	—	—	—	—	—
Corporate Bonds	—	(5,043)	50,428	—	—	—	—	45,385
	$128,563,689	$(9,062,836)	$9,713,611	$(9,867,217)	$(5,629,957)	$613,864	$(673,842)	$113,657,312

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$151,715	—
Net realized gain on investments before taxes	$1,312,129	—
Net change in unrealized depreciation of investments before taxes	$(10,526,680)	(10,564,414)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2020, the fair value of the Trust’s non-accrual assets was $7,687,424, or 5.5% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $14,140,992, or 9.3% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2020, the fair value of the Trust’s PIK non-accrual assets was $1,962,069, or 1.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $2,420,652, or 1.6% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time,

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2020, the PI Subsidiary Trust has incurred income tax expense of $346,408.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2020, the PI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings and net realized gains, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held by remote electronic communications (in accordance with Securities and Exchange Commission relief) on April 23, 2020, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition;

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

(v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.

Investment Performance

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments, and because business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Cost of Services Provided and Profitability/ Manager’s “Fall-Out” Benefits

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is also advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee Barings Corporate Investors charged compares favorably to the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust’s current net assets are near $138 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

4.	Senior Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2020, the Trust incurred total interest expense on the Note of $306,750.

Barings Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the six months ended 6/30/2020
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$16,935,108	$15,493,449
Corporate public securities	4,305,108	1,686,172

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2020. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2020 is $(12,012,866) and consists of $6,512,973 appreciation and $18,525,839 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $nil on net unrealized losses on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2020

	Amount	Per Share
Investment income	$3,518,403
Net investment income	2,788,295	$0.26
Net realized and unrealized loss on investments (net of taxes)	(11,233,880)	(1.06)

	June 30, 2020

	Amount	Per Share
Investment income	$2,711,944
Net investment income	2,023,305	$0.19
Net realized and unrealized gain on investments (net of taxes)	20,738	0.00
7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At June 30, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions LLC	$961,561
Transit Technologies	780,310
Springbrook Software	448,116
Lighthouse Autism Center	393,333
Beacon Pointe Advisors, LLC	363,636
Options Technology Ltd	335,621
Dart Aerospace	281,175
The Hilb Group, LLC	272,184
Truck-Lite	221,154
New Mountain Learning	143,545
Cora Health Services, Inc.	80,301
9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Thursday, April 23, 2020. The shareholders were asked to vote to re-elect Michael H. Brown, Barbara M. Ginader and Maleyne M. Syracuse as Trustees for three-year terms, respectively. The results of the voting are set forth below.

	Shares for	Withheld
Michael H. Brown	8,589,653	286,401
Barbara M. Ginader	8,588,550	287,505
Maleyne M. Syracuse	8,559,611	316,443
10.	Subsequent Events

Effective July 22, 2020, Jill Dinerman succeeded Janice M. Bishop as Secretary and Chief Legal Officer for the Trust.

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Vice President & Chief

Financial Officer

Jill Dinerman

Secretary & Chief Legal Officer

Sean Feeley

Vice President

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.
(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b) CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 4, 2020

By:	/s/ Jonathan Bock
Jonathan Bock, Vice President and Chief Financial Officer

Date:	September 4, 2020